Building a Leading ENT / Allergy Specialty Company C o r p o r a t e P r e s e n t a t i o n M a r c h 7 , 2 0 2 4 Exhibit 99.2

2 Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the generation of XHANCE prescriptions and net revenues and factors impacting the generation of future prescriptions and net revenues; prescription, net revenue, prescriber and other business trends; potential effects of INS market seasonality on XHANCE prescriptions; potential early year effects on price and volume related to patient insurance; impact of payor utilization management criteria; commercial strategies; projected XHANCE net revenues for first quarter of 2024; projected XHANCE average net revenue per prescription for full year 2024; impact of changes to XHANCE co-pay assistance program; the potential benefits of XHANCE for the treatment of chronic sinusitis; the potential for an FDA action on the sNDA in March 2024; the potential for XHANCE to be the first FDA-approved drug treatment for chronic sinusitis and the potential market expansion and growth opportunities and other benefits of obtaining such indication; our plan to seek a partner to promote XHANCE in primary care and the prospects for, and potential benefits of, such potential partnership; potential non-compliance with certain covenants under the A&R Pharmakon Note Purchase Agreement and the potential consequences thereof; and other statements regarding to our future operations, financial performance, prospects, intentions, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: impact of, and the uncertainties caused by, physician and patient acceptance of XHANCE for its current and any potential future indication; our ability to maintain adequate third party reimbursement for XHANCE (market access) including any potential future indication; our ability to efficiently generate XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; our ability to achieve our financial guidance; potential for varying interpretation of the results from the ReOpen Program; uncertainties related to the clinical development program and regulatory approval of XHANCE for the treatment of chronic sinusitis; our ability to comply with the covenants and other terms of the A&R Pharmakon Note Purchase Agreement; our ability to continue as a going concern; risks and uncertainties relating to intellectual property; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission (SEC) (including our Form 10-K to be filed with the SEC on March 7, 2024) – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise.

3 Key Takeaways Chronic sinusitis is a 10-fold market opportunity for XHANCE Successfully executed our 2023 strategy to prioritize the potential launch of XHANCE as the first-ever FDA approved drug treatment for CS sNDA target action date next week (March 16, 2024) Return to strong growth in 2024, if sNDA approved $74M Cash and equivalents as of Dec. 31, 2023 $71M FY 2023 XHANCE Net Revenues $38M FY 2023 Operating Expense Reduction $209 FY 2023 XHANCE Net Revenue per Prescription

Successful Development of XHANCE as the First FDA-approved Drug Treatment for Chronic Sinusitis Creates Multiple New Opportunities for Growth

Today

$1B TAM

optinose

Up to **~1 Million** patients with nasal polyps (NP) are treated by specialty physicians in our current sales deployment

With a CS Indication

$3B TAM

optinose

Up to **~3 Million** patients with either NP or CS are treated by specialty physicians in our current sales deployment

$10B TAM

Up to **~10 Million** patients with either NP (~3M) or CS (~7M) are treated by a specialty or PCP physician annually

For a Partner, there are **6 to 7 million** NP+CS patients currently treated by a Primary Care Physician plus **20 million** lapsed patients that could be activated into care

4

optinose

ReOpen Program Update

6 ReOpen Clinical Program – Anticipated Next Steps and Recent Highlights  PDUFA target action date is March 16, 2024  ReOpen Program results published January 18 in The Journal of Allergy and Clinical Immunology: In Practice – Efficacy of EDS-FLU for Chronic Rhinosinusitis: Two Randomized Controlled Trials (ReOpen1 and ReOpen2) (1) Insert full citation

Q4 and Full Year 2023 Performance

8 2023 Company Strategy  For 2023, we focused on increasing business efficiency, maintaining profitable prescription volume and revenue, while preserving resources and capabilities needed in 2024 to launch the new Chronic Sinusitis indication into our ENT/Allergy specialist audience: ‒ Reduced both commercial and non-commercial operating expenses by a total of ~$38M, or more than 30%, compared to FY 2022; of which $28 million was SG&A ‒ Completed analyses that enabled January 2024 optimization of sales force alignment and distribution strategy to support new opportunity ‒ We made changes in the second half of 2023 to our co-pay assistance program intended to reduce the number and proportion of unprofitable prescriptions ‒ Changes to copay programs had the intended effect of producing better than expected XHANCE net revenues in Q4 2023, including an increased average net revenue per prescription

9 XHANCE Prescriptions – Fourth Quarter 2023 Changes to co-pay assistance reduced the number of unprofitable new and total prescriptions XHANCE New Prescriptions decreased 10% and Total Prescriptions decreased 14% 29.5 26.5 Q4 '22 Q4 '23 (in thousands) XHANCE New Prescriptions 92.5 79.5 Q4 '22 Q4 '23 XHANCE Total Prescriptions (in thousands) Estimated based on monthly prescription and inventory data from third parties and XHANCE preferred pharmacy network. 2022 data updated to reflect current prescription estimation methodology. Previously estimated 27,700 new prescriptions, 86,200 total prescriptions.

10 XHANCE Prescriptions – Full Year 2023 XHANCE New Prescriptions decreased 2% and Total Prescriptions decreased 3% 117.6 115.3 Full Year 2022 Full Year 2023 (in thousands) XHANCE New Prescriptions 351.0 339.4 Full Year 2022 Full Year 2023 XHANCE Total Prescriptions (in thousands) Estimated based on monthly prescription and inventory data from third parties and XHANCE preferred pharmacy network. 2022 data updated to reflect current prescription estimation methodology. Previously estimated 113,100 new prescriptions and 341,000 total prescriptions.

Q4 and Full Year 2023 Financial Update

12 Financial Review – Fourth Quarter 2023 Changes to co-pay assistance drove an 11% increase in revenue per prescription SG&A plus R&D expenses decreased by ~$6 million from Q4 2022 to Q4 2023 and Q4 2023 XHANCE Net Revenues of $19.9 million exceed financial guidance $26.2 $20.2 Q4 '22 Q4 '23 ($M) SG&A plus R&D Expenses $20.9 $19.9 Q4 '22 Q4 '23 ($M) Net Revenue Average Net Revenue per TRx $226 $250 Q4 '22 Q4 '23

13 Financial Review – Full Year 2023 Execution of our 2023 strategy yielded a more efficient business that outperformed guidance Full Year 2023 SG&A plus R&D expenses decreased by ~$38 million (31%) compared to FY 2022 XHANCE Net Revenues of $71.0 million exceeded financial guidance $122.9 $85.1 Full Year 2022 Full Year 2023 ($M) SG&A plus R&D Expenses $76.3 $71.0 Full Year 2022 Full Year 2023 ($M) Net Revenue Average Net Revenue per TRx $217 $209 Full Year 2022 Full Year 2023

2024 Outlook

15 Q1 and Full Year 2024 Financial Guidance  XHANCE Net Revenue ‒ Q1 2024 expected to be approximately ~$13 million  XHANCE Average Net Revenue per Prescription ‒ FY 2024 expected to be approximately $220

Closing Remarks

17 Key Takeaways Chronic sinusitis is a 10-fold market opportunity for XHANCE Successfully executed our 2023 strategy to prioritize the potential launch of XHANCE as the first-ever FDA approved drug treatment for CS sNDA target action date next week (March 16, 2024) Return to strong growth in 2024, if sNDA approved $74M Cash and equivalents as of Dec. 31, 2023 $71M FY 2023 XHANCE Net Revenues $38M FY 2023 Operating Expense Reduction $209 FY 2023 XHANCE Net Revenue per Prescription

18 Investor Relations – NASDAQ: OPTN Optinose Investor Contact Jonathan Neely, VP, Investor Relations and Business Development 267-521-0531 Investors@optinose.com As of December 31, 2023: – $73.7 million in cash – Debt: $130 million – 112 million common shares o/s – 46 million options, warrants & RSUs o/s 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. investors@optinose.com www.optinose.com @optinose Analyst Coverage 1 Jefferies: Glen Santangelo Lake Street: Thomas Flaten Piper Sandler: David Amsellem

Building a Leading ENT / Allergy Specialty Company C o r p o r a t e P r e s e n t a t i o n M a r c h 7 , 2 0 2 4